EXHIBIT 10.64


                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                             UNDER 17 C.F.R. SS.SS.200.80(B)(4),
                                                            200.83 AND 240.24B-2



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                   SUGEN, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

June 30, 1997                                                   [...*...] Shares

         For Value Received, SUGEN, Inc. a Delaware corporation (the "Company"), with its principal office at 351 Galveston Drive, Redwood City, California 94063-4720, hereby certifies that SDK Incorporated, a Delaware corporation ("Holder"), or its assigns, in partial consideration for that certain Build-to-Suit Lease dated June 11, 1997 between the Company and Britannia Pointe Grand Limited Partnership, a Delaware limited partnership ("Landlord"), is entitled, subject to the provisions of this Warrant, to purchase from the
Company,  at any time before 5:00 p.m.  (Pacific  Daylight Time) [...*....] (the
"Expiration Date"), the number of fully paid and nonassessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

         Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of [...*...] (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.


---------------------------
*CONFIDENTIAL TREATMENT REQUESTED
                                       1.

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

         Section 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part, but in no more than three parts, on any business day prior to the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant dated as of the date hereof and evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at the principal office of the Company, Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to Holder.

         In addition to and without limiting the rights of Holder under any other terms set forth herein, Holder shall have the right, upon written request by Holder delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part at any time on or before the Expiration Date, for the number of shares of Common Stock of the Company having an aggregate current market price on the date of such exchange (determined as provided in Section 3 below) equal to the difference between (a) the aggregate current market value on the date of such exchange (determined as aforesaid) of a number of Warrant Shares designated by Holder (the "Designated Shares"), and (b) the aggregate Exercise Price Holder would have paid to the Company to purchase the Designated Shares upon exercise of this Warrant. Upon such exchange, the number of Warrant Shares purchasable upon exercise of this Warrant shall be reduced by the number of Designated Shares and, if a balance of purchasable
Warrant Shares remains after such exchange, the Company shall execute and deliver to Holder a new Warrant dated as of the date hereof and evidencing the right to purchase such balance of Warrant Shares; provided, that no fractional shares shall be issuable upon such exchange, and if the number of shares of Common Stock determined in accordance with the foregoing formula is other than a whole number, the Company shall pay Holder an amount by check, determined in accordance with the provisions of Section 3.

         Section 2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's certificate of incorporation and any


                                       2.

restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

         Section 3. FRACTIONAL INTEREST. The Company will not issue a fractional share of Common Stock upon exercise of a Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current market price of a full share by the fraction of a share and round the result to the nearest cent.

         The current market price of a share of Common Stock for purposes of this Section 3 is the last reported sales price of the Common Stock on the last trading day prior to the exercise date, as reported by the Nasdaq National Market, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, the price referred to above shall be the closing price reflected in the over-the counter market for the last trading day prior to the exercise date for which such a price is reported, as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, or if closing price are not then routinely reported for the over-the-counter market, the mean between the last bid and asked prices reported for the last trading day prior to the exercise date for which such prices are reported.

         Section 4.  TRANSFERS; ASSIGNMENT OR LOSS OF WARRANT.

                  (a) Subject to the terms and conditions contained in paragraph
(b) below and in Section 9 hereof, this Warrant and all rights hereunder are transferable in whole or in part by Holder and any successor transferee; provided that, except with respect to transfers to Landlord, to any partner of Landlord, to any person or entity controlling, controlled by or under common control with Holder, Landlord or any partner of Landlord or to the National Electrical Benefit Fund, prior to such transfer Holder shall give thirty (30) days prior written notice of any such transfer to the Company, and the Company shall have the right to acquire the Warrant under the identical provisions contained in such notice by giving Holder written notice within fifteen (15) days of receipt of such notice. The Company's failure to respond to said notice within said fifteen (15) days shall be deemed a waiver of this right of first refusal. The transfer shall be recorded on the books of the Company upon receipt by the Company of the Transfer Notice annexed hereto, at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

                  (b) Holder shall not, without obtaining the prior written consent of the Company, which consent shall not be unreasonably withheld, assign its interest in this Warrant in whole or in part to any person or persons, except that Holder shall have the right, without the Company's consent but with prior or concurrent written notice to the Company, to transfer this Warrant to Landlord, to any partner of Landlord, to any person or entity controlling, controlled by or under common control with Holder, Landlord or any partner of Landlord or to the National Electrical Benefit Fund (so long as the number of such transferee partners or affiliates does not exceed five (5) in the aggregate), subject to compliance with applicable federal and state securities laws. Subject to the provisions of Section 9, upon surrender of this Warrant


                                       3.

to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants dated as of the date hereof and registered in the name of the assignee or assignees named in such instrument of assignment (any such assignee will then be a "Holder" for purposes of this Warrant) and, if Holder's entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.

                  (c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, (such as an affidavit of the registered Holder) and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. In the event that this Warrant is lost, stolen, destroyed or mutilated, Holder shall pay all reasonable attorneys' fees and expenses incurred by the Company in connection with the replacement of this Warrant and the issuance of a new Warrant.

         Section 5. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

         Section 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the beginning of certain events, as follows:

                  (a) Adjustment for Change in Capital Stock. If at any time after the date hereof the Company:

                       (A) pays  a   dividend   in  Common   Stock  or  makes  a
                           distribution on its Common Stock in shares of its Common Stock;

                       (B) subdivides  its  outstanding  shares of Common  Stock
                           into a greater number of shares;

                       (C) combines its outstanding  shares of Common Stock into
                           a smaller number of shares;

                       (D) makes a distribution on its Common Stock in shares of
                           its capital stock other than Common Stock; or


                                       4.

                       (E) issues  by   reclassification,   recapitalization  or
                           reorganization of its Common Stock or in exchange for its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action and the number and kind (if applicable) of securities purchasable upon exercise of this Warrant shall be adjusted so that Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration the number of shares of capital stock of the Company which Holder would have owned immediately following such action if Holder had exercised this Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) Minimum Adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be.

                  (c) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

                  (d) When No Adjustment Required. No adjustment shall be required for a change in the par value or no par value of the Common Stock. To the extent this Warrant becomes exercisable into cash, no adjustment shall be required thereafter as to the cash, and interest will not accrue on the cash.

                  (e) Notice of Certain Actions. In the event that:

                      (A) the Company shall authorize the issuance to all holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Common Stock or of any other subscription rights, warrants, options or convertible securities; or

                      (B) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this
Section 6 or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or


                                       5.

                      (C) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or

                      (D)  the  Company  is  the  subject  of  a  voluntary   or
involuntary dissolution, liquidation or winding-up procedure; or

                      (E) the Company proposes to take any action (other than actions of the character described in subsection (a) of this Section 6) that would require an adjustment of the Exercise Price pursuant to this Section 6;

then the Company shall cause to be mailed by first-class mail to Holder, at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined and the date on which distribution of such rights, warrants or distributions is expected to be made, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up; provided, however, that Holder shall make a best efforts attempt to respond to such notice (to the extent any such response is required or permitted hereunder or is reasonably requested by the Company) as early as possible after the receipt thereof.

                  (f) No Adjustment After Exercise of Warrant. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares after exercise of this Warrant.

         Section 7. NOTICE OF ADJUSTMENT. Upon any adjustment of the Exercise Price or any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by certified or registered mail, postage prepaid and return receipt requested, addressed to the registered Holder at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         Section 8. RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the event of any reclassification, capital reorganization or other change of outstanding shares of


                                       6.

Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon exercise of the rights represented hereby) to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance; provided, however, that in the event (a) the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Exercise Price hereof effective at the time of the merger (after giving effect to any adjustment in such Exercise Price required to be made under the terms of this Warrant), and (b) the securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to the reorganization. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

         Section 9. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or blue sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and applicable blue sky laws, shall bear a legend substantially in the following form:


                                       7.

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this
Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent holders of this Warrant, if any.

         Section 10. REPRESENTATIONS AND COVENANTS OF HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of Holder, which by its execution hereof Holder hereby confirms:

                  (a) Investment Purpose. The right to acquire Common Stock, and any Common Stock issued upon exercise of Holder's rights contained herein, will be acquired for investment and not with a view to the sale or distribution of any part thereof, and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

                  (b) Private Issue. Holder understands (i) that the Common Stock issuable upon exercise of Holder's rights contained herein is not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and
(ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

                  (c) Disposition of Holder's Rights. In no event will Holder make a disposition of any of its rights to acquire Common Stock, or of any Common Stock issued upon exercise of such rights, unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken, or (B) an exemption from the registration requirements


                                       8.

of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock, or of any Common Stock issued on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling, and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, Holder or a holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

                  (d) Financial Risk. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

                  (e) Risk of No Registration. Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act), or if a registration statement covering the securities under the Securities Act is not in effect when Holder desires to sell (i) the rights to purchase Common Stock pursuant to this Warrant, or (ii) the Common Stock issued upon exercise of the right to purchase, Holder may be required to hold such securities for an indefinite period. Holder also understands that any sale of the rights of Holder to purchase Common Stock, or of any Common Stock, which might be made by Holder in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

                  (f) Accredited Investor. Holder is an "accredited investor" within the meaning of the Securities and Exchange Commission's Rule 501 of Regulation D, as presently in effect.

         Section 11.  REGISTRATION RIGHTS.

                  (a) If at any time the Company shall determine to register any of its securities under the Securities Act either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, then the Company will:

                      (A) promptly give to Holder a written notice thereof; and


                                       9.

                      (B) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 11(b) below, and in any underwriting involved therein, all of the Warrant Shares specified in a written request or requests made by Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (A) above is mailed or delivered by the Company. Such written request may specify all or a part of the Warrant Shares.

                  (b) If the registration of which the Company gives notice to Holder is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to
Section 11(a)(A). In such event, the right of Holder to registration pursuant to
Section 11(a) shall be conditioned upon Holder's participation in such underwriting and the inclusion of all or any part of the Warrant Shares specified in Holder's notice in the underwriting to the extent provided herein. Holder shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding any other provision of Sections 11(a) or (b), if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all of the Warrant Shares from, or limit the number of Warrant Shares to be included in, the registration and underwriting. The Company shall so advise Holder and other holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter the number of shares that are entitled to be included in the registration shall be allocated among Holder and other holders requesting inclusion of shares on a pro rata basis, subject to any prior agreements among the Company and its other stockholders, but only to the extent that such other agreements provide for additional limitations on the number of shares such other stockholders or the Company will be entitled to include in the registration, which agreements are in effect as of the date hereof. If Holder or any other person does not agree to the terms of any such underwriting, Holder and any other such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

                  (c) As used herein, "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 11, including, without limitation, all registration, qualification and filing fees; printing expenses; fees and disbursements of counsel for the Company and the fees and disbursements of counsel for the Company in its capacity as counsel to Holder and other holders hereunder; if due to an actual or potential conflict of interest Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for Holder and other holders as mutually agreed upon by all such holders; fees of the Company's independent accounting firm; blue sky fees and expenses; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall


                                       10.

be paid in any event by the Company). All Registration Expenses in connection with any registration pursuant to Section 11(a) hereof shall be borne by the Company; provided, however, that (A) any incremental filing fees or other expenses incurred by the Company solely by reason of Holder's exercise of registration rights pursuant to Section 11(a), and (B) any underwriting discounts and commissions payable in connection with Holder's exercise of registration rights pursuant to Section 11(a) shall be borne by Holder.

                  (d) The rights conferred upon Holder under this Section 11 may be assigned by Holder to any permitted transferee of the Warrant Shares; provided that such transfer complies with Section 9 hereof.

                  (e) In the event any Warrant Shares are included in a registration statement under Section 11(a):

                      (A) To the extent permitted by law, the Company will indemnify and hold harmless Holder, the partners, officers, directors and legal counsel of Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls Holder or such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Holder and each partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(e)(A) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Holder or such partner, officer, director, underwriter or controlling person of Holder.

                      (B) To the extent permitted by law, Holder will indemnify and hold harmless the Company, each of its directors, its officers and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other person selling securities under such registration statement or any of such other person's partners, directors or officers or any person who controls such person, against any


                                       11.

losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such person, or partner, director, officer or controlling person of such person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder under an instrument duly executed by Holder and stated to be specifically for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person, or partner, officer, director or controlling person of such other person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 11(e)(B) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 11(e)(B) exceed the net proceeds from the offering received by such Holder.

                      (C) Promptly after receipt by an  indemnified  party under this Section 11(e) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11(e), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11(e).

                      (D) If the indemnification provided for in this Section 11(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things,


                                       12.

whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Holder hereunder exceed the proceeds from the offering received by Holder.

                      (E) The  obligations  of the Company and Holder under this
Section 11(e) shall survive completion of any offering of securities in a registration statement pursuant to Section 11. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         Section 12. SATURDAYS, SUNDAYS AND HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of California, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of California.

         Section 13. ISSUE TAX. The issuance of certificates for Common Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the then Holder of the Warrant being exercised.

         Section 14. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by Holder.

         Section 15. NOTICES. Unless otherwise specified herein, any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) three (3) days after deposit in the United States mail if sent by registered or certified mail, postage prepaid, or (iii) one (1) day after deposit with an overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Holder at its address as shown on the books of the Company, or to the Company at the address indicated therefor in the first paragraph of this Warrant.

         Section 16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to its conflicts of laws principles.


                                       13.

         Section 17. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

         Section 18. SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

         Section 19. SEVERABILITY. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

         Section 20. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         Section 21.  COMPANY  INFORMATION.  Notwithstanding  the  provisions of
Section 5 hereof, as a courtesy to Holder and to assist Holder in making informed decisions regarding the possible exercise of this Warrant, the Company agrees to provide to Holder from time to time, upon written request by Holder to the chief financial officer of the Company from time to time (but not more often than twice in any calendar year), copies of (a) the Company's Form 10-K and annual report most recently filed with the Securities and Exchange Commission,
(b) any Form 10-Qs or other interim reports filed by the Company with the Securities and Exchange Commission since the end of the period covered by such Form 10-K and annual report, and (c) any proxy statements, reports or other notices distributed to holders of the Company's Common Stock within the twelve
(12) months preceding such request (or within the period since the last such request by Holder, whichever is shorter).


                                       14.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of June 30, 1997.


                                            Company:

                                            SUGEN, INC.


                                            By:
                                               ---------------------------------
                                                     Stephen Evans-Freke
                                                     Chief Executive Officer


                                            Holder:

                                            SDK INCORPORATED



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       15.

                                  PURCHASE FORM


                                                       Dated ___________, 19____


         The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ______ shares of Common Stock and hereby makes payment of $_____________ in payment of the exercise price thereof, together with all applicable transfer taxes, if any.

         In exercising its rights to purchase the Common Stock of SUGEN, Inc., the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.



                                            ------------------------------------
                                            (Name)

                                            ------------------------------------
                                            (Address)


                                            Holder:

                                            SDK INCORPORATED


                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                 ASSIGNMENT FORM


                                                          Dated _________, _____



         FOR VALUE RECEIVED, SDK Incorporated hereby sells, assigns and transfers unto _______________________________________________ (the "Assignee"),
                   (please type or print in block letters)
________________________________________________________________________________
                                (insert address)
its right to purchase up to _______ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                                            SDK INCOPORATED


                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                 TRANSFER NOTICE


        (To transfer or assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby transferred and assigned to:

________________________________________________________________________________
                                 (Please Print)
whose address is _______________________________________________________________

________________________________________________________________________________


                                            Dated_______________________________

                                            Holder's Signature__________________

                                            Holder's Address____________________

                                            ____________________________________




Note: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.